CUSIP NO. 172736-10-0                                       Page 30 of 67 Pages


                                                                       EXHIBIT 2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person signing below hereby constitutes and appoints any two of (i) Peter Schoenfeld or Thomas Eisenberg,
(ii) Jeffrey Schwarz or Karen Finerman, and (iii) Thomas Sandell, his, her or its true and lawful attorney-in-fact and agent for him, her or it and in his, her or its name, place and stead to sign any and all Schedules 13D and Amendments thereto relating to the Common Stock of Circon Corporation, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and such Exchanges on which such securities may be traded, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she or it might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

Dated: October 19, 1998

                                            P. SCHOENFELD ASSET MANAGEMENT, INC.


                                            By: /s/ PETER SCHOENFELD
                                            ------------------------------------
                                               Peter Schoenfeld

                                            /s/ PETER SCHOENFELD
                                            ------------------------------------
                                            PETER SCHOENFELD



                                            SANDELL ASSET MANAGEMENT CORP.


                                            By: /s/ THOMAS SANDELL
                                               ---------------------------------
                                                  Thomas Sandell


                                            CASTLERIGG MASTER INVESTMENTS, LTD.
                                              By: Sandell Asset Management Corp.


                                            By: /s/ THOMAS SANDELL
                                            ------------------------------------
                                               Thomas Sandell


                                            /s/ THOMAS SANDELL
                                            ------------------------------------
                                            THOMAS SANDELL

CUSIP NO. 172736-10-0                                       Page 31 of 67 Pages


                                    METROPOLITAN CAPITAL ADVISORS, INC.


                                    By: /s/ JEFFREY E. SCHWARZ
                                       -----------------------------------------
                                         JEFFREY E. SCHWARZ
                                         CHIEF EXECUTIVE OFFICER

                                    METROPOLITAN CAPITAL III, INC.


                                    By: /s/ JEFFREY E. SCHWARZ
                                       -----------------------------------------
                                         JEFFREY E. SCHWARZ
                                         CHIEF EXECUTIVE OFFICER

                                    METROPOLITAN CAPITAL ADVISORS
                                      INTERNATIONAL, LTD.

                                    By: Metropolitan Capital III, L.P.
                                        By: Metropolitan Capital
                                               III, Inc.

                                    By: /s/ JEFFREY E. SCHWARZ
                                        ----------------------------------------
                                         JEFFREY E. SCHWARZ
                                         CHIEF EXECUTIVE OFFICER

                                    /s/ JEFFREY E. SCHWARZ
                                    --------------------------------------------
                                    JEFFREY E. SCHWARZ

                                    /s/  KAREN FINERMAN
                                    --------------------------------------------
                                    KAREN FINERMAN

                                    BEDFORD FALLS INVESTORS, L.P.
                                    By: Metropolitan Capital Advisors, L.P.
                                        By: Metropolitan Capital Advisors, Inc.


                                           By: /s/ JEFFREY E. SCHWARZ
                                              ----------------------------------
                                                JEFFREY E. SCHWARZ
                                                CHIEF EXECUTIVE OFFICER